UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported):
June 9, 2023

Theseus Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40869	83-0712806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

314 Main Street Cambridge, Massachusetts (Address of Principal Executive Offices)	02142 (Zip Code)
(857) 400-9491
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	THRX	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 9, 2023, Theseus Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 26, 2023 (the “Definitive Proxy”).
Only stockholders of record as of the close of business on April 13, 2023, the record date for the Annual Meeting (the “Record Date”), were entitled to vote at the Annual Meeting. As of the Record Date, 43,576,534 shares of the Company’s common stock (“Common Stock”) were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, a total of 39,879,553 shares of the Company’s Common Stock were present electronically or represented by proxy, representing approximately 91.51% of the Company’s outstanding Common Stock as of the Record Date.
The tabulation of the stockholder votes for each proposal considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy is as follows:
Proposal 1: Election of two Class II Directors to serve until the 2026 Annual Meeting of Stockholders or until their respective successors have been elected or appointed.

Director	For	Withheld	Broker Non-Votes
Carl Gordon	31,681,422	5,172,105	3,026,026
Michael Rome	34,994,681	1,858,846	3,026,026

Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
39,772,532	107,021	0	0

Proposal 3: Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law.

For	Against	Abstentions	Broker Non-Votes
36,316,766	536,208	553	3,026,026

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Theseus Pharmaceuticals, Inc.

	By:	/s/ Bradford D. Dahms
		Name:	Bradford D. Dahms
		Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: June 9, 2023